Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

400 South Hope Street Suite 500 Los Angeles, California	90071
(Address of principal executive offices)	(Zip code)

DELL INTERNATIONAL L.L.C.

(Exact name of obligor as specified in its charter)

Delaware	81-3562797
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

EMC CORPORATION

(Exact name of obligor as specified in its charter)

Massachusetts	04-2680009
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

DCC Executive Security Inc.

(Exact name of registrant as specified in its charter)

Delaware	75-2835372
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell America Latina Corp.

(Exact name of registrant as specified in its charter)

Delaware	74-2924614
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Colombia Inc.

(Exact name of registrant as specified in its charter)

Delaware	74-2850023
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell DFS Corporation

(Exact name of registrant as specified in its charter)

Delaware	52-2049669
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell DFS Group Holdings L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	83-2277972
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Federal Systems Corporation

(Exact name of registrant as specified in its charter)

Delaware	20-0218941
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Federal Systems GP L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	20-0219046
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Federal Systems LP L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	20-0219487
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Financial Services L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	74-2825828
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Global Holdings XV L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	82-4674551
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Inc.

(Exact name of registrant as specified in its charter)

Delaware	74-2487834
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Marketing Corporation

(Exact name of registrant as specified in its charter)

Delaware	74-2485040
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Marketing GP L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	20-0218690
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Marketing LP L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	20-0219147
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Product and Process Innovation Services Corp.

(Exact name of registrant as specified in its charter)

Delaware	20-4285143
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Products Corporation

(Exact name of registrant as specified in its charter)

Delaware	74-2485611
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Products GP L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	20-0218732
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Products LP L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	20-0219283
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Revolver Company L.P.

(Exact name of registrant as specified in its charter)

Delaware	20-3169301
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Revolver GP L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	20-3286502
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Technologies Capital, LLC

(Exact name of registrant as specified in its charter)

Delaware	85-0623964
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	80-0890963
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell USA Corporation

(Exact name of registrant as specified in its charter)

Delaware	74-2485041
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell USA GP L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	20-0218658
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell USA LP L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	20-0219119
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell World Trade Corporation

(Exact name of registrant as specified in its charter)

Delaware	20-0218917
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell World Trade GP L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	20-0219008
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell World Trade LP L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	20-0219506
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Denali Intermediate Inc.

(Exact name of registrant as specified in its charter)

Delaware	38-3897772
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

EMC IP Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	81-3742072
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

EMC Puerto Rico, Inc.

(Exact name of registrant as specified in its charter)

Delaware	66-0385528
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Flanders Road Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	04-3581091
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

NBT Investment Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	86-3161860
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Newfound Investment Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	86-3183988
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

ScaleIO LLC

(Exact name of registrant as specified in its charter)

Delaware	45-5051310
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Wyse Technology L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	94-2757606
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Revolver Funding L.L.C.

(Exact name of registrant as specified in its charter)

Nevada	20-3598151
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Computer Holdings L.P.

(Exact name of registrant as specified in its charter)

Texas	74-2674091
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Federal Systems L.P.

(Exact name of registrant as specified in its charter)

Texas	74-2924476
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Marketing L.P.

(Exact name of registrant as specified in its charter)

Texas	74-2616805
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell Products L.P.

(Exact name of registrant as specified in its charter)

Texas	74-2616803
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell USA L.P.

(Exact name of registrant as specified in its charter)

Texas	74-2616802
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

Dell World Trade L.P.

(Exact name of registrant as specified in its charter)

Texas	74-2622003
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip code)

5.450% First Lien Notes due 2023

4.000% First Lien Notes due 2024

5.850% First Lien Notes due 2025

6.020% First Lien Notes due 2026

4.900% First Lien Notes due 2026

6.100% First Lien Notes due 2027

5.300% First Lien Notes due 2029

6.200% First Lien Notes due 2030

8.100% First Lien Notes due 2036

8.350% First Lien Notes due 2046

Guarantees of 5.450% First Lien Notes due 2023

Guarantees of 4.000% First Lien Notes due 2024

Guarantees of 5.850% First Lien Notes due 2025

Guarantees of 6.020% First Lien Notes due 2026

Guarantees of 4.900% First Lien Notes due 2026

Guarantees of 6.100% First Lien Notes due 2027

Guarantees of 5.300% First Lien Notes due 2029

Guarantees of 6.200% First Lien Notes due 2030

Guarantees of 8.100% First Lien Notes due 2036

and Guarantees of 8.350% First Lien Notes due 2046

(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”).

1.

A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No.333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No.333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-229762).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 12th day of April, 2021.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Manjari Purkayastha
Name: Manjari Purkayastha
Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 500, Los Angeles, CA 90071

At the close of business December 31, 2020, published in accordance with Federal regulatory authority instructions.

Dollar amounts in thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	1,685
Interest-bearing balances	335,190
Securities:
Held-to-maturity securities	0
Available-for-sale debt securities	77,127
Equity securities with readily determinable fair values not held for trading	0
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	0
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, held for investment	0
LESS: Allowance for loan and lease losses	0
Loans and leases held for investment, net of allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	22,577
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Intangible assets	856,313
Other assets	104,906

Total assets	$1,397,798

LIABILITIES

Deposits:
In domestic offices	1,612
Noninterest-bearing	1,612
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	270,910
Total liabilities	272,522
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	324,364
Not available
Retained earnings	798,671
Accumulated other comprehensive income	1,241
Other equity capital components	0
Not available
Total bank equity capital	1,125,276
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,125,276

Total liabilities and equity capital	1,397,798

I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty	)	CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President	)
Michael P. Scott, Managing Director	)	Directors (Trustees)
Kevin P. Caffrey, Managing Director	)